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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 3, 2005
                                                         --------------

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


     NETHERLANDS ANTILLES                 000-2174                   N/A
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


               FUEL-TECH N.V.                    FUEL TECH, INC.
                (Registrant)              (U.S. Operating Subsidiary)
               CASTORWEG 22-24              695 EAST MAIN STREET A-1
      CURACAO, NETHERLANDS ANTILLES             STAMFORD CT 06901
               (599) 9-461-3754                  (203) 425-9830

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

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ITEM 7.01 REGULATION FD DISCLOSURE

         On March 3, 2005 the Registrant issued the earnings release for the quarter and full-year ended December 31, 2004 attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is not to be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FUEL-TECH N.V.

Date: March 3, 2005                         By: /s/ V. J. Arnone
                                                ----------------
                                            Vincent J. Arnone
                                            Vice President, Treasurer
                                            and Chief Financial Officer